UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 2, 2011

VYCOR MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	333-149782	20-3369218
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3651 FAU Blvd.
Suite 300
Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (561) 558-2006

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

On August 15, 2011, Vycor Medical, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (amended August 22, 2011) stating that it had concluded that the Company’s previously issued consolidated financial statements: (i) for the years ended December 31, 2009 and 2010 (the “Annual Financial Statements”) included in the Company’s Annual Reports on Form 10-K for the years then ended (the “Annual Reports”); and (ii) for the three months ended March 31, 2010, the three and six months ended June 30, 2010, the three and nine months ended September 30, 2010 and the three months ended March 31, 2011 (collectively, the “Quarterly Financial Statements”) included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010, September 30, 2010 and March 31, 2011 respectively (the “Quarterly Reports”) should no longer be relied upon and that the Company would file with the Securities and Exchange Commission amendments to the aforementioned Annual Reports and Quarterly Reports to restate such Annual Financial Statements and Quarterly Financial Statements.

On September 2, 2011, the Company filed the following amended Annual Reports and Quarterly Reports with the Securities and Exchange Commission for the following periods:

Form 10-K (1st Amendment) for the fiscal year ended December 31, 2009

Form 10-Q (2nd Amendment) for the fiscal quarter ended March 31, 2010

Form 10-Q (2nd Amendment) for the fiscal quarter ended June 30, 2010

Form 10-Q (1st Amendment) for the fiscal quarter ended September 30, 2011

Form 10-K (1st Amendment) for the fiscal year ended December 31, 2010

Form 10-Q (1st Amendment) for the fiscal quarter ended March 31, 2011

Each of the aforementioned amended Annual Reports and Quarterly Reports incorporate restated financial statements which properly account for all warrants issued in connection with consulting or other service agreements and for the value of the beneficial conversion feature associated with convertible debentures issued by the Company. Such restatements resolve all issues which were the basis of the Company’s prior advice that the originally filed Annual Reports and Quarterly Reports should no longer be relied upon.

The net result of the restated financial statements included in the amended Annual Reports and Quarterly Reports is an additional aggregate non-cash expense of approximately $152,000 for all periods which were the subject of the restatements.

In addition to the restatements, all amended Annual Reports and Quarterly Reports include disclosures that Company management concluded that a material weakness in the Company’s internal control over financial reporting over the accounting for certain warrants issued in connection with consulting or other service agreements and for the value of the beneficial conversion feature associated with certain convertible debentures issued by the Company existed for each of the periods covered by each of the amendments.

Item 8.01  Other Events

On September 2, 2011 the Company issued a press release relating to the restatement of the Annual Financial Statements and Quarterly Financial Statements.  A copy of such press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYCOR MEDICAL INC.

Date: September 2, 2011	By:	/s/ David Cantor
David Cantor
President